UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2006

This Page Intentionally Left Blank

November 29, 2006

To the Shareholders of the Conestoga Small Cap Fund,

It is hard to believe that the Conestoga Small Cap Fund was four years old on September 30, 2006.  It seems like just yesterday that the Fund accepted its first investor purchasing stock at $10.00 per share.  In the year ending September 30, 2006 , your Fund increased in value from $16.85 per share on September 30, 2005 to $17.75 on September 30, 2006, and including capital gains distributions , the Fund generated a total return of 6.40% for the most recent fiscal year.

Since inception in October 2002 , your Fund has enjoyed positive returns each year and has generated an annualized total return of 16.25% for the full four - year time period.  An initial investment of $10,000 made on the first day of operations was worth $18,266 on September 30, 2006 (assuming reinvestment of all distributions).

In past reports, we have underscored our investment approach which seeks to have a lower risk profile than many other small cap growth funds, and still provide competitive returns.  We are pleased to share with you that for the three years ending September 30, 2006 , Morningstar gave your Fund a 4 Star rating which reflects its risk adjusted total return over the prior three years.  In addition to our rating, Morningstar states that the Fund’s portfolio has a Below Average risk profile ..  If you would like to review all of Morningstar’s comments please go to www.morningstar.com and enter the Fund’s ticker symbol , CCASX , in the quote window.

As more people learn about the Fund , we see more organizations write reports or evaluations on the Conestoga Small Cap Fund.  We all know that publicity comes and goes depending on the perception of the newsworthiness of the subject matter.  The Fund was created to offer the investing public the same small cap growth investment style that Conestoga Capital Advisors, the Fund’s adviser, offers its separate account clients. The Fund’s investment style has remained consistent since its inception.

The Portfolio Managers of the Fund, Bill Martindale and Bob Mitchell, utilize the same investment philosophy, style and process for the Fund that they have employed in constructing separately managed small cap accounts since 1989.  Please carefully read their comments which follow.  You will find them helpful in understanding what has taken place in the F und over the past year.

We are gratified that an increasing number of investors are finding the Conestoga Small Cap Fund an appropriate investment choice for part of their portfolio.  The larger asset base is beneficial to all shareholders in that it allows us to lower the Fund’s expenses and become even more efficient in the management of the portfolio.  As long term investors ourselves, we appreciate the company of other long term investors.  Thank you for your support.

W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2006

Dear Fellow Shareholders,

The equity markets continue their Bull Run as we pen this letter to you in mid-November 2006. However, the last twelve months have seen plenty of change and volatility.  During the last year, the markets have absorbed several difficulties such as the continuing war in Iraq, the failed hijacking of commercial airplanes in London, mid-term election uncertainties, a significant slowdown in the US housing market, and the transition of Federal Reserve leadership.  We believe investors focused on a continuing solid US economy, low unemployment in the US, a Federal Reserve that seems to be willing to adjust monetary policy to keep inflation in check, and the absence of any additional terrorist attacks in the US.  It is a testament to the recent strength of the equity markets that stocks continued to rise.  For the year ended September 30, 2006, the Russell 2000 Index ( a small cap benchmark) registered a 9.92% gain, and the Russell 1000 Index (a large cap index) posted a 10.25% return.

For the fiscal year ended September 30, 2006, the Conestoga Small Cap Fund posted a return of 6.40% versus the Russell 2000 Index’s 9.92% and the Russell 2000 Growth Index’s 5.88%.  Below, you will find a table reviewing the performance of the Fund since inception vs. its small cap benchmarks for multiple time periods.

	Trailing 12 Months through 9/30/2006	Trailing 24 Months through 9/30/2006	Trailing 36 Months through 9/30/06	Since Inception (10/01/2002) through 9/30/2006
Conestoga Small Cap Fund	6.40%	9.33%	14.09%	16.25%
Russell 2000 Index	9.92%	13.87%	15.48%	20.41%
Russell 2000 Growth Index	5.88%	11.76%	11.81%	18.64%

While we are pleased to report strong returns on an absolute basis, the Fund’s high-quality small cap growth style has faced two major headwinds in the last year as well as since its inception.  First, small cap value stocks have significantly outperformed small cap core and small cap growth stocks during the last several years.  Specifically, in the last three years, the Russell 2000 Value Index has recorded a 19.04% gain while the Russell 2000 Growth Index has returned a respectable, but weaker 11.81%.  Secondly, lower quality companies have performed more strongly than high quality companies since mid-2003.  (We define high quality companies as those with sustainable earnings growth, higher returns on equity, and lower debt levels.)  We believe these headwinds reflect the recovery of many stocks that suffered greatly in the down markets of 2000 through 2002.  Beginning in mid-2003, it became clear that the economy would stabilize and grow.  As investors renewed their confidence in stocks, the market segments that most benefited were lower quality; specifically, value and “broken-growth” companies.

The “Value Headwind” is observed in the table below, which details how growth and value stocks have performed within the small cap segment of the market since the Fund’s inception.  Our focus on buying and holding sustainable growth companies, results in minimal exposure to these value style stocks.  An analysis of the Fund as of September 30, 2006, reveals that 69% of the portfolio is classified as small cap growth, 7% is considered mid-cap growth, 14% is considered small cap value, and 10% is not classified at all (including about 1% in cash).  The Fund’s small cap growth orientation during an extended period of extreme outperformance by small cap value stocks, has adversely impacted the Fund’s results relative to the Russell 2000 Index.

	Three Months	2006 Year-to-Date	One Year	Two Years **	Three Years **	Since 10/1/2002 **
Russell 2000 Value	2.55%	14.59%	14.01%	15.86%	19.04%	22.08%
Russell 2000	.44%	9.88%	9.92%	13.87%	15.48%	20.41%
Russell 2000 Growth	-1.76%	5.26%	5.88%	11.76%	11.81%	18.64%
Value over Growth	+ 4.31%	+ 9.33%	+ 8.13%	+ 4.10%	+ 7.23%	+ 3.44%

*Please Note: all periods shown above are through September 30, 2006.  ** Annualized returns.

The “Low-Quality Headwind” has also impacted the Fund’s performance since inception and is most evident in 2003 returns.  As you can see from the table below, the Fund’s relative performance has lagged its benchmark in most calendar years.  The Fund’s underperformance since inception is largely the result of 2003 performance.  In that year, the Fund posted a 33.68% gain, trailing the Russell 2000’s extraordinary 47.25%.  In 2004 and 2005, the Fund roughly matched the Russell 2000 Index.   Our style is not designed to fully participate in a speculative bull market that occurred in 2003 when low-quality stocks and merger activity within the banking community led the Index.   However, it extremely difficult to make up for that type of year.

	2006 Year-to-Date	Calendar 2005	Calendar 2004	Calendar 2003
Conestoga Capital Small Cap Fund	4.99%	4.39%	18.81%	33.68%
Russell 2000 Index	8.69%	4.55%	18.33%	47.25%
Russell 2000 Growth Index	4.21%	4.15%	14.31%	48.54%

We believe our strategy is better experienced in a more full market cycle that incorporates some down years with some up years.  While investors in the Fund since inception have earned superior absolute returns (up 16.25% on an annualized basis), the twin headwinds of Value and Low-Quality must diminish before we can expect to deliver stronger relative performance versus the Russell 2000.

The Fund currently maintains Conestoga Capital Advisors’ emphasis on high quality companies with the following characteristics: sustainable earnings growth, strong management teams, significant insider ownership, strong business models, returns on equity of at least 15%, and conservative balance sheets.  A comparison of the characteristics of the Conestoga Small Cap Fund versus its small cap benchmarks reinforces this relative strength (see table below).

	Conestoga Small Cap Fund	Russell 2000 Index	Russell 2000 Growth Index
Price/Earnings Ratio	20.4x	17.3x	19.1x
Earnings Growth	18.1%	15.7%	20.6%
PEG Ratio	1.1	1.1	0.9
Return on Equity	23.7%	10%	11.5%
Long-Term Debt/ Capital	10%	31%	29%

As managers of the Fund, we have made several changes to the portfolio over the last twelve months. All the decisions are based on Conestoga’s “bottom-up” stock selection process.  This process has resulted in adding 11 new companies to the portfolio, selling the complete position in 10 holdings, and reducing the weighting of 6 companies for fundamental/valuation and/or market capitalization reasons.  This activity translates into the Fund recording a 19.02% turnover rate in the last 12 months.  This turnover rate is indicative of the Fund’s long-term approach to investing in small cap growth-oriented companies.  While constantly evaluating every holding in the portfolio, we are very positive on the investment outlook on the companies currently in the Fund.

We hope that this letter has provided you with a better insight as to how and why the Conestoga Small Cap Fund has performed in the last twelve months and since inception.  As the managers (and as fellow shareholders) of the Fund, we would like to thank you for continuing to place your confidence and trust in us.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Portfolio Manager

Portfolio Manager

CONESTOGA SMALL CAP FUND

Additional Comments

Fund Growth

The Fund continued to grow in 2006.  Total assets increased from $10.6 million at the end of fiscal 2005 to $18.4 million at the end of fiscal 2006.  This $7.8 million increase surpassed the prior year’s growth of $6.2 million.  Investment by the Fund’s Officers, Trustees and their families increased by more than $600,000 to in excess of $3.7 million, but because of the strong growth of total assets, the percentage of the Fund owned by Officers, Trustees, and their families shrank from 29% in October of 2005 to approximately 19% in October of 2006.  Clients of the Fund’s Adviser, Conestoga Capital Adviser, LLC owned approximately 20% of the Fund.

The largest investor in the Fund, a regional trust company, had more than $5 million invested in October of 2006, which represented more than 35% of the Fund’s assets.  This investment was spread among more than 200 beneficial investors. A second trust company owned approximately 10% of the Fund, and a regional investment advisor owned approximately 6% of the Fund.  Other investment advisors and trust companies owned 9% of the Fund.  Individuals other than Officers, Trustees, and their families owned approximately 1% of the Fund.

The average investment per shareholder in the Fund on September 30, 2006 was $88,000.  This compares to an average investment of $71,716 a year earlier.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ending September 2006 the Fund’s turnover rate was 19.02%, down from 23.95% the year earlier.  Even with a low turnover, the Fund recognized capital gains of $100,525 for the 2006 fiscal year.  We are required to distribute substantially all of our income and realized capital gains every year.  Accordingly, the Fund paid a long term capital gain distribution of $0.038 per share and a short term capital gain distribution of $0.029 per share on November 17 to shareholders of record on November 16, 2006.

Continued portfolio appreciation has increased unrealized capital gains to $2,251,566, or $2.17 per share, as of September 30, 2006.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, pays for most of the Fund’s operating costs with the exception of Trustees’ fees and expenses, 12b-1 fees, brokerage commissions and fees, and extraordinary costs.  The Adviser charges the Fund an annualized rate of 1.20% of the daily average assets for the services it provides.  In the fiscal year ending September 30, 2006, the Fund paid the Adviser $164,234.  At its current asset size, the Fund generates more income to the Adviser than the Adviser pays out in administrative costs, but since inception of the Fund, on an aggregate basis, the Adviser has paid more for administrative costs than it has received in fees from the Fund.  To the extent that the Adviser can achieve more favorable vendor contracts, any savings that result will accrue to the benefit of the Adviser.  Equally, any cost increases, whether volume driven or the result of price increases, must be paid entirely by the Adviser.

The Conestoga Funds have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Fund.  Conestoga Capital Advisors, LLC pays all of the marketing costs for the Fund out of its own pocket and, other than the annual unified management fee, does not charge the Fund any additional expense for promoting sales of the Fund’s shares.

CONESTOGA SMALL CAP FUND

Additional Comments

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Fund does not pay any organization a shareholder servicing fee, although Conestoga Capital Advisors, LLC does pay certain organizations a shareholder servicing fee out of its own resources and at no additional cost to the Fund.

Fund Custodian

At the November 16, 2006 meeting of the Board of Trustees, the Trustees approved the appointment of UMB Bank of Kansas City, Missouri as custodian of the Fund’s assets, effective December 29, 2006, replacing U.S. Bank.

In 2006, the U.S. Securities and Exchange Commission (the “SEC”) enacted a regulation that impacts a mutual fund’s use of money market funds to temporarily invest money awaiting permanent investment.  This regulation could have the effect of increasing the Fund’s expense ratio, as stated in the fee table in the Fund’s prospectus.  As part of the process of dealing with the new regulation, UMB Bank was able to offer the Fund a more efficient method of temporarily investing money without increasing the stated expense ratio of the Fund.

Based upon the more efficient cash investment option offered by UMB Bank and the high quality of its custody services, the Trustees agreed to switch custodians.  Before you wire money to the Fund please call the Fund at 1-800-320-7790 or the transfer agent, Mutual Shareholder Services, at 1-440-922-0066 to obtain the correct wire instructions.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses, which in fiscal 2006 amounted to more than $20,000.  Currently, the Fund has four independent Trustees.  In calendar 2006, the independent Trustees received $800 per meeting and the interested Trustees, who are employees of the Adviser, received no additional compensation from the Fund.  In 2007, reflecting the increase in assets of the Fund, independent Trustee compensation will be increased to $1,350 per meeting attended.  In 2006, there were four Board of Trustee meetings in which all Trustees were in attendance.

Brokerage Costs

Direct expenses of the Fund shown in this annual report were approximately $185,000 in fiscal 2006.  In addition to these costs, shareholders paid brokerage costs of $27,528 in fiscal 2006, up from $22,961 in fiscal 2005. Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis, or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $2.00 for every $1,000 in average assets invested in the Fund for fiscal 2006, down from $3.33 in fiscal 2005.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing investment ideas to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the investment ideas offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by Conestoga Capital Advisors.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

CONESTOGA SMALL CAP FUND

Additional Comments

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

For several years, we have been discussing with you the status of the SEC’s proposal to require funds to have an independent Chair and at least 75% of its Trustees independent of the Fund’s Adviser.  During the last year, the court ruled that it would vacate the SEC regulation unless the SEC followed the required procedures for enacting regulations.  The SEC did not submit information to the court, and accordingly, the court vacated the SEC rules.

What this means is that, after several years of discussion, lawsuits, and controversy, nothing has changed.  Funds are free to elect as Chair interested or independent trustees, as their boards and or shareholders see fit, and only a majority of the trustees must be independent, instead of the proposed 75% requirement.

The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are independent, and the Chair continues to be an interested Trustee.  Interested Trustees are those individuals who are affiliated with the Adviser.

Fund Information

The management of the Conestoga Small Cap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available on line.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings, Fund facts, and price history are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Consideration of the Board in Approving the Continuation

of the Trust’s Investment Advisory Agreement

At an in-person meeting held on August 17th, 2006, the Board of Trustees (the “Trustees” or the “Board”) of Conestoga Funds (the “Trust”) considered the annual approval of the continuation of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of the Small Cap Fund (the “Fund”), and Conestoga Capital Advisors, LLC (“CCA”).

At the meeting, the Trustees discussed with counsel to the Trust their fiduciary duty under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof.  The Board discussed the fees payable by the Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts’ application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of the Fund, the Fund’s comparison funds, and relevant benchmarks; the annualized expense ratios of the Fund and of each fund in the comparison group; the portfolio turnover of the Fund and of each fund in the comparison group for the past two years; and certain financial information about CCA, including the profitability of the Fund to CCA.  The Board also evaluated the services provided by CCA, including portfolio management, Fund sponsorship, business management and Fund administration.

The Board compared the Fund’s 1.35 percent annual expense ratio to comparable ratios of a peer group of 7 other Small Cap Growth mutual funds (selected by CCA from MSN Money data provided to Morningstar, current as of August 4, 2006) and considered the fact that the Fund’s ratio was lower than that of four peer group funds.  The Board reviewed a report on the peer group’s expense ratios by asset size and considered the fact that the Fund’s ratio was below the weighted average and mean for peer group funds in all asset sizes.  The Board also compared the Fund’s performance for various periods ended July 31, 2006 to that of the peer group and considered the fact that the Fund had outperformed four peer group funds in each time period.

The Board also compared the Fund’s performance for various periods since the Fund’s inception (October 1, 2002) against the performance of the CCA composite, the Russell 2000 Index, the Russell 2000 Growth Index and the S&P 500 Index for the same periods.  The Board considered the fact that the Fund tended to outperform the CCA composite, slightly lag the Russell 2000 Index’s performance, generally track the Russell 2000 Growth Index’s performance, and consistently outperform the S&P 500 Index.

The Board then reviewed the costs of the services provided by CCA and the profitability of the relationship to CCA and considered the fact that, although managing the Fund had been profitable to CCA from 2004 through 2005 (and was projected to be profitable for 2006), CCA had, since the Fund’s inception, incurred an overall loss in managing the Fund. The Board also considered the fact that, at its current asset level of approximately $17 million, the Fund had not yet achieved any economies of scale. The Board also considered a representation from CCA that no other mutual fund or separate account received from CCA the same level of service that CCA provided to the Fund and that, therefore, a comparison of fees paid to CCA by other entities was not relevant to the Board’s evaluation of the Fund’s investment advisory agreement with CCA.

After discussing the information presented with respect to the investment advisory agreement, the Board concluded that: (i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Fund’s assets; (ii) the Fund’s performance was in line with the performance of its benchmark; (iii) the current profitability of the Fund to CCA appeared reasonable; and (iv) the Fund’s small asset size meant that economies of

CONESTOGA SMALL CAP FUND

Consideration of the Board in Approving the Continuation

of the Trust’s Investment Advisory Agreement

scale were not yet achievable; the Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the advisory agreement.  The Board also concluded that the fees paid by the Fund to CCA were not comparable to fees paid to CCA by other entities since CCA did not provide the same level of service to these other entities.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000
As of Closing Business Day Prior to Inception (September 30, 2002)

Conestoga Small Cap Fund $18,266.01
Russell 2000 Index $21,020.29
Russell 2000 Growth Index* $19,812.50
S&P 500 Index $17,616.62
Value of $10,000 Invested 10/01/2002
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006

	One-Year Return	Since Inception (10/01/2002) through 9/30/2006
Conestoga Small Cap Fund	6.40%	16.25%
Russell 2000 Index	9.92%	20.41%
Russell 2000 Growth Index*	5.88%	18.64%
S&P 500 Index	10.79%	15.21%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

**Effective September 30, 2006, the Russell 2000 Growth Index will be shown to reflect the performance of the growth stocks in the Russell 2000 Index.*

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 through September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During the Period* April 1, 2006 to September 30, 2006

Actual	$1,000.00	$922.93	$6.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

Conestoga Small Cap Fund:

*Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Industry Sector

September 30, 2006 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2006 were $18,432,057.

CONESTOGA SMALL CAP FUND

Schedule of Investments
September 30, 2006
Shares		Market Value	% of Total Net Assets
COMMON STOCKS

AUTO AND TRANSPORTATION

Recreational Vehicles and Boats
14,000	Winnebago Industries, Inc.	439,320	2.38%

Truckers
20,901	Knight Transportation, Inc.	354,272	1.93%

	AUTO AND TRANSPORTATION SECTOR TOTAL	793,592	4.31%

COMPUTER SERVICES

Software & Systems
29,000	Ansoft Corp.	722,390	3.92%
18,000	Blackbaud, Inc.	395,820	2.15%

	COMPUTER SERVICES SECTOR TOTAL	1,118,210	6.07%

CONSUMER DISCRETIONARY

Consumer Products
10,000	Matthews International Corp.	367,900	2.00%
18,000	Select Confort Corp. *	393,840	2.13%
Consumer Products Industry Total		761,740	4.13%

Commercial Services
7,500	The Advisory Board Co. *	378,900	2.06%

Electronics
25,000	Lojack Corp.	489,750	2.66%

Leisure Time
7,500	Pool Corp.	288,750	1.57%

Services Commercial
10,500	Ritchie Bros Auctioneers Inc.	562,905	3.05%
22,000	Rollins Inc.	464,420	2.52%
Services Commercial Industry Total		1,027,325	5.57%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.
12
CONESTOGA SMALL CAP FUND

Schedule of Investments
September 30, 2006
Shares		Market Value	% of Total Net Assets

Shoes
15,500	Iconix Brand Group, Inc.	249,550	1.35%

Textiles Apparel Manufacturers
9,500	Cherokee Inc.	347,795	1.89%

CONSUMER DISCRETIONARY SECTOR TOTAL		3,543,810	19.23%

FINANCIAL SERVICES

Banks
16,500	Boston Private Financial Holdings, Inc.	460,020	2.50%
9,250	PrivateBancorp, Inc.	422,910	2.29%
Banks Industry Total		882,930	4.79%

Finance Companies
9,025	World Acceptance Corp. *	396,919	2.15%

Financial Data Processing Services
9,250	Kronos Inc. *	315,332	1.71%

Financial Information Services
12,500	FactSet Research Systems Inc.	607,125	3.29%

Financial Miscellaneous
14,750	Financial Federal Corp.	395,300	2.14%
6,500	TSX Group Inc.	284,970	1.55%
Financial Miscellaneous Industry Total		680,270	3.69%

	FINANCIAL SERVICES SECTOR TOTAL	2,882,576	15.63%

HEALTHCARE

Bio-Technology Research and Production
9,500	Integra Lifesciences Holdings Co. *	356,060	1.93%
11,500	Kensey Nash Corp. *	336,605	1.83%
Bio-Technology Research and Production Industry Total		692,665	3.76%

Healthcare Management Services
19,000	Computer Programs & Systems, Inc.	622,630	3.38%
* Non-income producing.
The accompanying notes are an integral part of the financial statements.
13
CONESTOGA SMALL CAP FUND

Schedule of Investments
September 30, 2006
Shares		Market Value	% of Total Net Assets

Healthcare Services
21,000	Psychemedics Corp.	354,480	1.92%

Medical and Dental Instruments and Supplies
9,000	Landauer, Inc.	456,750	2.48%
5,250	Mentor Corp.	264,548	1.43%
12,000	Surmodics, Inc.	421,440	2.29%
6,500	TECHNE Corp. *	330,590	1.79%
Medical and Dental Instruments and Supplies Industry Total		1,473,328	7.99%

	HEALTHCARE SECTOR TOTAL	3,143,103	17.05%

MACHINERY

Construction & Handling
16,000	ASV, Inc. *	238,560	1.29%

MACHINERY SECTOR TOTAL		238,560	1.29%

MATERIALS AND PROCESSING

Building Materials
17,500	Simpson Manufacturing Co., Inc.	473,025	2.57%

Metals & Minerals
17,500	AMCOL International Corp.	435,925	2.36%

MATERIALS AND PROCESSING SECTOR TOTAL		908,950	4.93%

OTHER ENERGY

Oil: Crude Producers
8,500	St. Mary Land & Exploration Co.	312,035	1.69%

Machinery: Oil Well Equipment & Service
10,001	Carbo Ceramics Inc.	360,336	1.96%

	OTHER ENERGY SECTOR TOTAL	672,371	3.65%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.
14
CONESTOGA SMALL CAP FUND

Schedule of Investments
September 30, 2006
Shares		Market Value	% of Total Net Assets

PRODUCER DURABLES

Aerospace
7,500	Curtiss-Wright Corp.	227,625	1.23%

Electrical Equipment & Components
11,000	Franklin Electric Co., Inc.	584,540	3.18%

PRODUCER DURABLES SECTOR TOTAL		812,165	4.41%

TECHNOLOGY

Communications Technology
13,750	Avocent Corp. *	414,150	2.25%
15,500	Digi International Inc. *	209,250	1.13%
Communications Technology Industry Total		623,400	3.38%

Computer Technology
6,500	Quality Systems, Inc.	252,135	1.37%
13,750	Rimage Corp.	308,275	1.67%
Computer Technology Total		560,410	3.04%

Computer Services Software & Systems
10,750	Ansys, Inc. *	474,935	2.58%
16,000	Blackboard, Inc. *	424,000	2.30%
Consumer Services Software & Systems Total		898,935	4.88%

Electronics: Technology
7,750	Trimble Navigation Ltd. *	364,870	1.98%
18,500	II-VI, Inc. *	461,020	2.50%
Electronics Technology Total		825,890	4.48%

	TECHNOLOGY SECTOR TOTAL	2,908,635	15.78%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.
15
CONESTOGA SMALL CAP FUND

Schedule of Investments
September 30, 2006
Shares		Market Value	% of Total Net Assets

OTHER

Multisector Companies
23,500	Raven Industries, Inc.	705,235	3.83%

	OTHER SECTOR TOTAL	705,235	3.83%

TOTAL COMMON STOCKS
	(Cost $15,475,641)	17,727,207	96.18%

SHORT-TERM INVESTMENTS
715,133	US Bank Euro T D 4.75% (a)	715,133	3.88%
	(Cost $715,133)	715,133	3.88%

TOTAL INVESTMENTS
	(Cost $16,190,774)	18,442,340	100.06%

	Liabilities in excess of other assets	(10,283)	-0.06%

	TOTAL NET ASSETS	$18,432,057	100.00%

* Non-income producing.
(a) The rate shown represents the yield at September 30, 2006.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investments at Value	$18,442,340
(Cost $16,190,774)
Cash	750
Receivables:
Dividends	8,510
Interest	3,566
Total Assets	18,455,166
Liabilities:
Management Fees	17,123
Trustee Fees	5,986
Total Liabilities	23,109
Net Assets	$18,432,057

Net Assets Consist of:
Paid-In-Capital	$16,151,953
Accumulated Net Realized Gain on Investments	28,538
Net Unrealized Appreciation in Value of Investments	2,251,566
Net Assets, for 1,038,339 Shares Outstanding, Unlimited Number of	$18,432,057
Shares Authorized with a $0.001 Par Value
Net Asset Value Offering and Redemption Price
Per Share ($18,432,057/1,038,339 shares)	$17.75

The accompanying notes are an integral part of the financial statements.

17

CONESTOGA SMALL CAP FUND

Statement of Operations
For the Year Ended September 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $1,714)	$126,052
Interest	23,195
Total investment income	149,247
Expenses:
Investment advisory fees	164,234
Trustees' fees and expenses	20,529
Total expenses	184,763

Net Investment Loss	(35,516)

Realized and unrealized gain on investments:
Net realized gain on investments	100,525
Net unrealized appreciation on investments	484,717
Net realized and unrealized gain on investments	585,242

Net increase in net assets resulting from operations	$549,726

The accompanying notes are an integral part of the financial statements.

18

CONESTOGA SMALL CAP FUND

Statements of Changes in Net Assets
			For the Fiscal	For the Fiscal
			Year Ended	Year Ended
			9/30/2006	9/30/2005
Increase In Net Assets
From Operations:
Net investment loss			($35,516)	($23,833)
Net realized gain on investments			100,525	78,473
Net unrealized appreciation on investments			484,717	756,731
Net increase in net assets resulting from operations			549,726	811,371
Distributions to shareholders from:
Net realized capital gain			(114,944)	(79,711)
Total Distributions			(114,944)	(79,711)
From capital share transactions:
Proceeds from sale of shares			9,490,481	5,601,388
Shares issued on reinvestment of dividends			60,087	12,816
Cost of shares redeemed			(2,211,283)	(150,987)
Total Increase in net assets from Fund share transactions			7,339,285	5,463,217

Total Increase in net assets			7,774,067	6,194,877

Net Assets at Beginning of Year			10,657,990	4,463,113
Net Assets at End of Year			$18,432,057	$10,657,990

The accompanying notes are an integral part of the financial statements.

19
CONESTOGA SMALL CAP FUND

Financial Highlights
Selected data for a share outstanding throughout each year:
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003(a)

Net asset value - beginning of year	$16.85	$15.26	$12.28	$10.00

Net investment loss (b)	(0.05)	(0.06)	(0.06)	(0.10)
Net realized and unrealized gains on investments	1.12	1.92	3.04	2.39
Total from investment operations	1.07	1.86	2.98	2.29

Distributions from net realized capital gains	(0.17)	(0.27)	0	(0.01)
Total distributions	(0.17)	(0.27)	0	(0.01)

Net asset value - end of year	$17.75	$16.85	$15.26	$12.28

Total return	6.40%	12.35%	24.27%	22.97%
Ratios/supplemental data
Net Assets - end of year (thousands)	18,432	10,658	4,463	2,896

Before waivers
Ratio of expenses to average net assets	1.35%	1.35%	1.65%	1.54%
Ratio of net investment loss to average net assets	(0.26)%	(0.35)%	(0.48)%	(0.85)%

After waivers
Ratio of expenses to average net assets	1.35%	1.35%	1.60%	1.54%
Ratio of net investment loss to average net assets	(0.26)%	(0.35)%	(0.43)%	(0.85)%

Portfolio turnover rate	19.02%	23.95%	25.70%	32.43%

(a) Commencement of operations October 1, 2002.
(b) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

20

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2006

Note 1.  Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by Nasdaq are valued at the Nasdaq Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Foreign Currency- Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2006

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Note 3.  Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the year ended September 30, 2006, the Adviser earned advisory fees of $164,234.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent. The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2006

Note 4.  Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2006, were as follows:

Purchases……………………………………………..………….…

$   9,636,278

Sales……………………………………………………………….….

$   2,570,111

For Federal Income Tax purposes, the cost of investments owned at September 30, 2006 is $16,190,774.  As of September 30, 2006, the gross unrealized appreciation on a tax basis totaled $2,548,390 and the gross unrealized depreciation totaled $296,824 for a net unrealized appreciation of $2,251,566.

Note 5.  Capital Stock

As of September 30, 2006, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summarizing the activity and shares of the Fund:

       For the Fiscal Year Ended 9/30/2006   For the Fiscal Year Ended 9/30/2005

Shares

         Value

Shares                      Value

Issued

            529,036

   $ 9,490,481

348,750

$5,601,388

Reinvested

     3,517

   $      60,087

                   827

$     12,816

Redeemed      (126,894)

   $(2,211,283)

 (9,412)

$ (150,987)

Total               405,659              $  7,339,285

 340,165

$ 5,463,217

Note 6.  Distributable Earnings

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	5,313
Undistributed long-term capital gain	23,225
Net Unrealized appreciation	2,251,566
$ 2,280,104

The difference between book basis and tax basis undistributed realized gains is attributable to characterization of short-term gains as ordinary income for tax purposes.

Note 7.  Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2006

The tax character of the distributions paid during the fiscal years ended September 30, 2006 and 2005 were as follows:

 Ordinary Income

Long-Term Capital Gain

        2006

2005

             2006                          2005

          ---

                ---

                      $36,497

        $78,447

Note 8.  Reclassification of Capital Accounts

In accordance with accounting pronouncements, the fund has recorded a reclassification in the capital accounts. The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of September 30, 2006, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Capital Paid in on Shares of Beneficial Interest
$35,516	($35,516)	--

Note 9.  Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 10.  Change in Registered Public Accounting Firm

On November 18, 2004, Cohen McCurdy, Ltd. was removed as the independent registered public accounting firm for the fund. Cohen McCurdy, Ltd. was previously engaged as the independent registered public accounting firm to audit the Fund’s financial statements.

Cohen McCurdy, Ltd. issued reports on the Fund’s financial statements as of September 30, 2004.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to remove Cohen McCurdy, Ltd. was approved by the Fund’s Audit Committee and ratified by the Fund’s Board of Trustees.

At no time preceding the removal of Cohen McCurdy, Ltd. were there any disagreements with Cohen McCurdy, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen McCurdy, Ltd. would have caused it to make reference to the subject matter of the disagreements in connection with its report.  At no time preceding the removal of Cohen McCurdy, Ltd. did any of the events enumerated in paragraphs (1)(v)(A) through (D) of item 304(a) of Regulation S-K occur.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

  September 30, 2006

The Fund engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 18, 2004.  At no time preceding the engagement of Briggs Bunting & Dougherty, LLP did the Fund consult Briggs Bunting & Dougherty, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

Note 11.  New Accounting Pronouncements

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Fin 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Conestoga Funds
Radnor, Pennsylvania

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended September 30, 2004 have been audited by other auditors, whose reports dated November 12, 2004 and October 30, 2003 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
October 20, 2006

CONESTOGA SMALL CAP FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Directors and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name, Address, & Year of Birth of Disinterested Trustees[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustees	Other Directorships Held by Trustees[3]
Michael R. Walker 1948	Trustee	Since 2002	Partner Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004; Genesis Health Ventures Chairman and CEO, 1985-2002	1	None
Nicholas J. Kovich 1956	Trustee	Since 2002	Private Investor	1	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin 1939	Trustee	Since 2002	Bransford Investment Partners, LLC CEO, since 1997	1	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken 1934	Trustee	Since 2002	Ten Haken & Associates, Inc. President and CEO, since 1992	1	None
Interested Trustees[4]
W. Christopher Maxwell 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner at Conestoga Capital Advisors, since 2001; Maxwell Associates President & CEO, since 1997	1	None
William C. Martindale, Jr. 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors, since 2001	1	None

Notes:

1

Each trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons is considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information

We are required to advise you within 60 days of the Fund's fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ended September 30, 2006.

During the fiscal year ended September 30, 2006, the Fund paid a distribution from long-term capital gains of $114,944 with a rate of $0.17 per share.

This page Intentionally Left Blank

Board of Trustees

W. Christopher Maxwell, Chairman & Chief Executive Officer

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Dr. Suite 400

Broadview Heights, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers

W. Christopher Maxwell, Chairman

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

Mark S. Clewett, Senior Vice President

M. Lorri McQuade, Vice President

Michelle L. Czerpak, Vice President

Gregory S. Getts, Assistant Treasurer

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Adviser

FY 2006

$ 10,000

FY 2005

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2006

None

$ 0

FY 2005

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2006

None

$ 1,600

FY 2005

None

$ 1,600

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2006

$ N/A

$N/A

FY 2005

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 5,000

FY 2005

$ 4,850

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 8, 2006

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 8, 2006

* Print the name and title of each signing officer under his or her signature.

Footnotes

1Notes:

1

Each trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons is considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.